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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 15, 2002

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

             New York                                    3812                                  11-0707740
   (State or Other Jurisdiction              (Primary Standard Industrial                   (I.R.S. Employer
of Incorporation or Organization)             Classification Code Number)                 Identification No.)

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                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                 -------------

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

        The following information is furnished pursuant to Regulation FD.

        On April 15, 2002, the Registrant issued a press release providing an update to comments made earlier this year about its Communications and Space Products Segment. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDO CORPORATION

                                      By:         /s/  William J. Frost
                                            ------------------------------------
                                      Name:     William J. Frost
                                      Title:    Vice President - Administration
                                                and Secretary

Date:  April 15, 2002







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                                  EXHIBIT INDEX

Number                 Exhibit
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99.1                   Press Release dated April 15, 2002.